ING

Southland Life Insurance Company
1290 Broadway
P.O. Box 173789 • Denver, CO 80217-3789
ING Service Center: 877-253-5050 • southlandlife.com
Employer Sponsored Plans: 877-329-7543

Use only for the following products:
Check the product to which the request applies.
☐ Survivor Dimensions (15287)
☐ Market Dimensions (15291)

List Bill S

Supplement to Variable Universal Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐ **Initial Premium Allocation only. See Section E for Change Requests**

Premium Allocation. *Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.*

________% GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

Alger American
______ % Growth Portfolio
______ % Leveraged AllCap Portfolio
______ % MidCap Growth Portfolio
______ % Small Capitalization Portfolio

American Funds Insurance Series
______ % Growth Fund Class 2
______ % Growth-Income Fund Class 2
______ % International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
______ % *Asset Manager*SM Portfolio (Service Class)
______ % *Contrafund*® Portfolio (Service Class)
______ % Equity-Income Portfolio (Service Class)
______ % Growth Portfolio (Service Class)
______ % High Income Portfolio (Service Class)
______ % Index 500 Portfolio (Initial Class)
______ % Investment Grade Bond Portfolio (Initial Class)
______ % Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares
______ % VP Bond Portfolio

ING Investors Trust
______ % Hard Assets Portfolio Institutional Class
______ % Limited Maturity Bond Portfolio Service Class
______ % Liquid Asset Portfolio Service Class
______ % Marsico Growth Portfolio Institutional Class
______ % MFS MidCap Growth Portfolio Institutional Class
______ % MFS Research Portfolio Institutional Class
______ % Salomon Brothers Investors Portfolio Institutional Class
______ % T. Rowe Price Capital Appreciation Portfolio Institutional Class
______ % T. Rowe Price Equity Income Portfolio Institutional Class
______ % Van Kampen Real Estate Portfolio Institutional Class

ING Partners - Initial Class
______ % JP Morgan MidCap Value Portfolio
______ % PIMCO Total Return Portfolio
______ % Salomon Brothers Aggressive Growth Portfolio
______ % UBS Tactical Asset Allocation Portfolio
______ % Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
______ % Index Plus Large Cap Portfolio
______ % Index Plus Mid Cap Portfolio
______ % Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
______ % Growth Opportunities Portfolio
______ % MagnaCap Portfolio
______ % MidCap Opportunities Portfolio
______ % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
______ % Core Equity Income Fund
______ % Utilities Fund

Janus Aspen Series (Service Shares)
______ % Balanced Portfolio
______ % Growth Portfolio
______ % International Growth Portfolio
______ % Mid Cap Growth Portfolio
______ % Worldwide Growth Portfolio

Pioneer Funds-Class I
______ % Mid Cap Value VCT Portfolio
______ % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
______ % Growth & Income Fund
______ % New Opportunities Fund
______ % SmallCap Value Fund
______ % Voyager Fund

Designated Deduction Option. *You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.*

Name of Investment Option: ____

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐ I do not want telephone privileges.

☐ I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

☐ **Initiate Automatic Rebalancing** (complete below)
☐ **Change Automatic Rebalancing** (complete below)

Automatic Rebalancing Allocation

Alger American
- ______ % Growth Portfolio
- ______ % Leveraged AllCap Portfolio
- ______ % MidCap Growth Portfolio
- ______ % Small Capitalization Portfolio

American Funds Insurance Series
- ______ % Growth Fund Class 2
- ______ % Growth-Income Fund Class 2
- ______ % International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
- ______ % *Asset Manager*[SM] Portfolio (Service Class)
- ______ % *Contrafund*® Portfolio (Service Class)
- ______ % Equity-Income Portfolio (Service Class)
- ______ % Growth Portfolio (Service Class)
- ______ % High Income Portfolio (Service Class)
- ______ % Index 500 Portfolio (Initial Class)
- ______ % Investment Grade Bond Portfolio (Initial Class)
- ______ % Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares
- ______ % VP Bond Portfolio

ING Investors Trust
- ______ % Hard Assets Portfolio Institutional Class
- ______ % Limited Maturity Bond Portfolio Service Class
- ______ % Liquid Asset Portfolio Service Class
- ______ % Marsico Growth Portfolio Institutional Class
- ______ % MFS MidCap Growth Portfolio Institutional Class
- ______ % MFS Research Portfolio Institutional Class
- ______ % Salomon Brothers Investors Portfolio Institutional Class
- ______ % T. Rowe Price Capital Appreciation Portfolio Institutional Class
- ______ % T. Rowe Price Equity Income Portfolio Institutional Class
- ______ % Van Kampen Real Estate Portfolio Institutional Class

ING Partners-Initial Class
- ______ % JP Morgan MidCap Value Portfolio
- ______ % PIMCO Total Return Portfolio
- ______ % Salomon Brothers Aggressive Growth Portfolio
- ______ % UBS Tactical Asset Allocation Portfolio
- ______ % Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
- ______ % Index Plus Large Cap Portfolio
- ______ % Index Plus Mid Cap Portfolio
- ______ % Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
- ______ % Growth Opportunities Portfolio
- ______ % MagnaCap Portfolio
- ______ % MidCap Opportunities Portfolio
- ______ % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
- ______ % Core Equity Income Fund
- ______ % Utilities Fund

Janus Aspen Series (Service Shares)
- ______ % Balanced Portfolio
- ______ % Growth Portfolio
- ______ % International Growth Portfolio
- ______ % Mid Cap Growth Portfolio
- ______ % Worldwide Growth Portfolio

Pioneer Funds-Class I
- ______ % Mid Cap Value VCT Portfolio
- ______ % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
- ______ % Growth & Income Fund
- ______ % New Opportunities Fund
- ______ % SmallCap Value Fund
- ______ % Voyager Fund

__________% Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning ______________________________ (Month/Date)
☐ Last Valuation Date of Calendar Period
☐ Specific Date each Period beginning ______________________________ (Specify Date)

Section D – Dollar Cost Averaging Option

☐ **Initiate Dollar Cost Averaging** (complete below) ☐ **Change Dollar Cost Averaging** (complete below)

Please transfer $__________ or __________% ***from:***

☐ ING Investors Trust Liquid Asset Portfolio

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

Alger American

$__________or__________% Growth Portfolio
$__________or__________% Leveraged AllCap Portfolio
$__________or__________% MidCap Growth Portfolio
$__________or__________% Small Capitalization Portfolio

American Funds Insurance Series

$__________or__________% Growth Fund Class 2
$__________or__________% Growth-Income Fund Class 2
$__________or__________% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)

$__________or__________% *Asset Manager*℠ Portfolio (Service Class)
$__________or__________% *Contrafund*® Portfolio (Service Class)
$__________or__________% Equity-Income Portfolio (Service Class)
$__________or__________% Growth Portfolio (Service Class)
$__________or__________% High Income Portfolio (Service Class)
$__________or__________% Index 500 Portfolio (Initial Class)
$__________or__________% Investment Grade Bond Portfolio (Initial Class)
$__________or__________% Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares

$__________or__________% VP Bond Portfolio

ING Investors Trust

$__________or__________% Hard Assets Portfolio Institutional Class
$__________or__________% Limited Maturity Bond Portfolio Service Class
$__________or__________% Liquid Asset Portfolio Service Class
$__________or__________% Marsico Growth Portfolio Institutional Class
$__________or__________% MFS MidCap Growth Portfolio Institutional Class
$__________or__________% MFS Research Portfolio Institutional Class
$__________or__________% MFS Total Return Portfolio Institutional Class
$__________or__________% Salomon Brothers Investors Portfolio Institutional Class
$__________or__________% T. Rowe Price Capital Appreciation Portfolio Institutional Class
$__________or__________% T. Rowe Price Equity Income Portfolio Institutional Class
$__________or__________% Van Kampen Real Estate Portfolio Institutional Class

ING Partners - Initial Class

$__________or__________% JP Morgan MidCap Value Portfolio
$__________or__________% PIMCO Total Return Portfolio
$__________or__________% Salomon Brothers Aggressive Growth Portfolio
$__________or__________% UBS Tactical Asset Allocation Portfolio
$__________or__________% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares

$__________or__________% Index Plus Large Cap Portfolio
$__________or__________% Index Plus Mid Cap Portfolio
$__________or__________% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares

$__________or__________% Growth Opportunities Portfolio
$__________or__________% MagnaCap Portfolio
$__________or__________% MidCap Opportunities Portfolio
$__________or__________% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)

$__________or__________% Core Equity Income Fund
$__________or__________% Utilities Fund

Janus Aspen Series (Service Shares)

$__________or__________% Balanced Portfolio
$__________or__________% Growth Portfolio
$__________or__________% International Growth Portfolio
$__________or__________% Mid Cap Growth Portfolio
$__________or__________% Worldwide Growth Portfolio

Pioneer Funds-Class I

$__________or__________% Mid Cap Value VCT Portfolio
$__________or__________% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares

$__________or__________% Growth & Income Fund
$__________or__________% New Opportunities Fund
$__________or__________% SmallCap Value Fund
$__________or__________% Voyager Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning________________________ (Month/Date)
☐ Specific Date each Period beginning________________________ (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date) ________________________
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $________________________

Section E – Investment Option Transfer Request

☐ Premium Allocation Change Request

Transfer From	*Investment Option*	*Transfer To*
	Alger American	
$________or______%	Growth Portfolio	$________or______%
$________or______%	Leveraged AllCap Portfolio	$________or______%
$________or______%	MidCap Growth Portfolio	$________or______%
$________or______%	Small Capitalization Portfolio	$________or______%
	American Funds Insurance Series	
$________or______%	Growth Fund Class 2	$________or______%
$________or______%	Growth-Income Fund Class 2	$________or______%
$________or______%	International Fund Class 2	$________or______%
	Fidelity Variable Insurance Products Fund (VIP)	
$________or______%	*Asset Manager*℠ Portfolio (Service Class)	$________or______%
$________or______%	*ContraFund*® Portfolio (Service Class)	$________or______%
$________or______%	Equity-Income Portfolio (Service Class)	$________or______%
$________or______%	Growth Portfolio (Service Class)	$________or______%
$________or______%	High Income Portfolio (Service Class)	$________or______%
$________or______%	Index 500 Portfolio	$________or______%
$________or______%	Investment Grade Bond Portfolio	$________or______%
$________or______%	Overseas Portfolio (Service Class)	$________or______%
	ING Income Shares - Class R Shares	
$________or______%	VP Bond Portfolio	$________or______%
	ING Investors Trust	
$________or______%	Hard Assets Portfolio Institutional Class	$________or______%
$________or______%	Limited Maturity Bond Portfolio Service Class	$________or______%
$________or______%	Liquid Asset Portfolio Service Class	$________or______%
$________or______%	Marsico Growth Portfolio Institutional Class	$________or______%
$________or______%	MFS MidCap Growth Portfolio Institutional Class	$________or______%
$________or______%	MFS Research Portfolio Institutional Class	$________or______%
$________or______%	MFS Total Return Portfolio Institutional Class	$________or______%
$______or_____%	Salomon Brothers Investors Portfolio Institutional Class	$______or_____%
$______or_____%	T. Rowe Price Capirol Appreciation Portfolio Institutional Class	$______or_____%
$______or_____%	T. Rowe Price Equity Income Portfolio Institutional Class	$______or_____%

Transfer From	*Investment Option*	*Transfer To*
	ING Partners - Initial Class	
$________or______%	JP Morgan MidCap Value Portfolio	$________or______%
$________or______%	PIMCO Total Return Portfolio	$________or______%
$________or______%	Salomon Brothers Aggressive Growth Portfolio	$________or______%
$________or______%	UBS Tactical Asset Allocation Portfolio	$________or______%
$________or______%	Van Kampen Comstock Portfolio	$________or______%
	ING Variable Portfolios (VP) - Class R Shares	
$________or______%	Index Plus Large Cap Portfolio	$________or______%
$________or______%	Index Plus Mid Cap Portfolio	$________or______%
$________or______%	Index Plus Small Cap Portfolio	$________or______%
	ING Variable Products (VP) - Class R Shares	
$________or______%	Growth Opportunities Portfolio	$________or______%
$________or______%	MagnaCap Portfolio	$________or______%
$________or______%	MidCap Opportunities Portfolio	$________or______%
$________or______%	SmallCap Opportunities Portfolio	$________or______%
	The INVESCO Variable Investment Fund (VIF)	
$________or______%	Core Equity Income Fund	$________or______%
$________or______%	Utilities Fund	$________or______%
	Janus Aspen Series (Service Shares)	
$________or______%	Balanced Portfolio	$________or______%
$________or______%	Growth Portfolio	$________or______%
$________or______%	International Growth Portfolio	$________or______%
$________or______%	Mid Cap Growth Portfolio	$________or______%
$________or______%	Worldwide Growth Portfolio	$________or______%
	Pioneer Funds-Class I	
$________or______%	Mid Cap Value VCT Portfolio	$________or______%
$________or______%	Small Cap Value VCT Portfolio	$________or______%
	Putnam Variable Trust (VT) Class IB Shares	
$________or______%	Growth & Income Fund	$________or______%
$________or______%	New Opportunities Fund	$________or______%
$________or______%	SmallCap Value Fund	$________or______%
$________or______%	Voyager Fund	$________or______%

$________or______% **Guaranteed Interest Division*** $________or______%

***Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.**

Section F – Signatures

I/We acknowledge that we have read and understand:

1. *the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.*
2. *I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.*
3. *that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.*

Signature of Owner(s) and authorized Registered Representative:

______________________________________ Date ______________
(Signature) (Printed Name)

______________________________________ Date ______________
(Signature) (Printed Name)

______________________________________ Date ______________
(Signature) (Printed Name)

Signature of Spouse (if applicable) ______________________________ Date ______________

If corporation, provide title of officer ______________________________

Print name of Insured(s) ______________________________

____

Policy Number ______________________________ Daytime Phone Number ______________________________
(For corporate owned/sponsored plans attach list of applicable policies)